February 28, 1997, Revised August 1, 1997                        FS-01/938D-0797

COLONIAL FEDERAL
SECURITIES FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Federal Securities Fund (Fund), a diversified portfolio of Colonial Trust III (Trust), an open-end management investment company, seeks as high a level of current income and total return, as is consistent with prudent longer-term investing, by investing primarily in U.S. government securities.

The Fund is managed by the Adviser, an investment adviser since 1931.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the February 28, 1997 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."



Contents                                               Page


Summary of Expenses                                       2
The Fund's Financial History                              3
The Fund's Investment Objective                           5
How the Fund Pursues its Objective and
  Certain Risk Factors                                    5
How the Fund Measures its Performance                     8
How the Fund is Managed                                   8
How the Fund Values its Shares                            9
Distributions and Taxes                                   9
How to Buy Shares                                        10
How to Sell Shares                                       12
How to Exchange Shares                                   12
Telephone Transactions                                   13
12b-1 Plan                                               13
Organization and History                                 14



---------------------------- ----------------------------
      NOT FDIC-INSURED       MAY LOSE VALUE
                             NO BANK GUARANTEE

---------------------------- ----------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses(1) (2)

                                                                                   Class A      Class B       Class C
Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price) (3)  4.75%        0.00%(5)      0.00%(5)
Maximum Contingent Deferred Sales Charge (as a % of offering price) (3)            1.00%(4)     5.00%         1.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."
(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)      Does not apply to reinvested distributions.
(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."
(5) Because of the distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

Annual Operating Expenses (as a % of average net assets)


                           Class A          Class B           Class C
Management fee              0.64%            0.64%             0.64%
12b-1 fees                  0.25             1.00              0.85(6)
Other expenses              0.29             0.29              0.29
                            ----             ----              ----
Total operating expenses    1.18%            1.93%             1.78%
                            ====             ====              ====

(6) The Distributor has voluntarily agree to waive a portion of the Class C share Rule 12b-1 distribution fee so that it will not exceed 0.60% annually. The Distributor may terminate the fee waiver at any time without shareholder approval. See "12b-1 Plan." Absent such fee waiver, the "12b-1 fees" would have been 1.00% and the "Total operating expenses" would have been 1.93%.

Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:


           Class A             Class B                    Class C

Period:                      (7)        (8)          (7)         (8)

1 year      $ 59           $ 70      $  20         $ 28        $ 18
3 years       83             91         61           56(10)      56(10)
5 years      109            124        104           96          96
10 years     184            206(9)     206(9)       209         209

If the Distributor had not agreed to waive a portion of the Class C share distribution fee, amounts for Class C shares in the Example would be as follows:
$30, $61, $104 and $225 for 1, 3, 5 and 10 years, respectively, assuming redemption at period end; and $20, $61, $104 and $225 for 1, 3, 5 and 10 years, respectively, assuming no redemption.


(7)      Assumes redemption at period end.
(8)      Assumes no redemption.
(9) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.
(10) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

THE FUND'S FINANCIAL HISTORY

The following financial highlights for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1996 Annual Report and is incorporated by reference into the Statement of Additional Information. The Fund adopted its current objective on November 30, 1994. The data presented below for the periods prior to November 30, 1994, represent operations under an earlier investment objective and policies. No Class C shares were outstanding during the periods shown.

                                                              CLASS A
____________________________________________________________________________________________________________________________________

                                                             Year ended
                                                             October 31
____________________________________________________________________________________________________________________________________

                                                     1996              1995            1994               1993          1992
                                                     ----              ----            ----               ----          ----
Net asset value - Beginning of period              $10.830            $9.950         $11.460            $10.750       $10.800
                                                   --------           -------        --------           --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.696             0.710           0.821              0.819         0.796
Net realized and unrealized gain (loss)             (0.300)            0.907          (1.560)             0.739         0.157
                                                    -------            ------         -------             ------        ------
  Total from Investment Operations                   0.396             1.617          (0.739)             1.558         0.953
                                                     ------            ------         -------             ------        ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.684)           (0.709)         (0.771)            (0.781)       (0.796)
From net realized gains                                ---            (0.028)            ---             (0.067)         ---
From capital paid in                                (0.012)              ---             ---                ---        (0.207)(b)
                                                     ------            ------         -------             ------        ------
  Total Distributions Declared to Shareholders      (0.696)           (0.737)         (0.771)            (0.848)       (1.003)
                                                    -------           -------         -------            -------       -------
Net asset value - End of period                    $10.530           $10.830          $9.950            $11.460       $10.750
                                                   ========          ========         =======           ========      ========
Total return(c)                                      3.88%            16.82%         (6.57)%             14.94%         9.15%
                                                     =====            ======          =======            ======         =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                             1.18%(e)          1.17%           1.16%              1.17%         1.24%
Net investment income                                6.62%(e)          7.04%           7.80%              7.37%         7.36%
Portfolio turnover                                    125%              171%            121%               252%           18%
Net assets at end of period (in millions)           $1,026            $1,201          $1,278             $1,736        $1,809

                                                              CLASS A
____________________________________________________________________________________________________________________________________
                                                                                                              Period         Year
                                                                      Year ended                               ended         ended
                                                                      October 31                             Oct. 31       Sept. 30
____________________________________________________________________________________________________________________________________
                                                  1991          1990             1989          1988           1987(a)        1987
                                                  ----          ----             ----          ----           -------        ----
Net asset value - Beginning of period           $10.420       $11.330          $11.220       $11.130        $10.820        $12.660
                                                --------      --------         --------      --------       --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.854         0.917            0.958         0.882          0.075          0.844
Net realized and unrealized gain (loss)           0.671        (0.627)           0.352         0.407          0.365         (1.204)
                                                  ------       -------           ------        ------         ------        -------
  Total from Investment Operations                1.525         0.290            1.310         1.289          0.440         (0.360)
                                                  ------        ------           ------        ------         ------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.854)       (0.917)          (0.958)       (0.916)        (0.070)        (0.830)
From net realized gains                            ---           ---              ---         (0.129)        (0.060)        (0.650)
From capital paid in                             (0.291)(b)    (0.283)(b)       (0.242)(b)    (0.154)(b)        ---            ---
                                                 ---------     ---------        ---------     ---------     ---------      ---------
  Total Distributions Declared to Shareholders   (1.145)       (1.200)          (1.200)       (1.199)        (0.130)        (1.480)
                                                 -------       -------          -------       -------        -------        -------
Net asset value - End of period                 $10.800       $10.420          $11.330       $11.220        $11.130        $10.820
                                                ========      ========         ========      ========       ========       =======
Total return(c)                                  15.33%         2.85%           12.42%        12.17%        (1.17)%        (3.52)%
                                                 ======         =====           ======        ======         =======        =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                          1.21%         1.16%            1.14%         1.13%          1.13%(d)       1.09%
Net investment income                             8.05%         8.55%            8.56%         7.90%          8.05%(d)       7.06%
Portfolio turnover                                  11%            6%              55%           66%            87%(d)        140%
Net assets at end of period (in millions)        $2,028        $2,186           $2,675        $3,079         $3,640         $3,624
___________________________

(a)      The Fund changed its fiscal year from September 30 to October 31, 1987.
(b) Because of differences between book and tax basis accounting, approximately $0.247, $0.315, $0.300, $0.272 and $0.055, respectively, were a return of capital for federal income tax purposes.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)      Annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.


                                                               CLASS B
____________________________________________________________________________________________________________________________________
                                                             Year ended
                                                             October 31
____________________________________________________________________________________________________________________________________
                                                  1996           1995           1994           1993           1992(a)
                                                  ----           ----           ----           ----           ----
Net asset value - Beginning of period          $10.830          $9.950         $11.460        $10.750        $10.730
                                               -------          ------         -------        -------        -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.617           0.633           0.741          0.737          0.286
Net realized and unrealized gain (loss)         (0.300)          0.907          (1.560)         0.739          0.095
                                               -------          ------         -------        -------        -------
  Total from Investment Operations               0.317           1.540          (0.819)         1.476          0.381
                                               -------          ------         -------        -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.606)         (0.632)         (0.691)        (0.706)        (0.286)
From net realized gains                           ---           (0.028)           ---          (0.060)          ---
From capital paid in                            (0.011)            ---            ---            ---          (0.075) (b)
                                               -------          ------         -------        -------        -------
  Total Distributions Declared to Shareholders  (0.617)         (0.660)         (0.691)        (0.766)        (0.361)
                                               -------          ------         -------        -------        -------
Net asset value - End of period                $10.530         $10.830          $9.950        $11.460        $10.750
                                               =======         =======         =======        =======        =======
Total return(c)                                  3.11%          15.96%         (7.28)%         14.11%           3.47%(d)
                                               =======         =======         =======        =======        =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                         1.93% (f)       1.92%           1.91%          1.92%           1.99% (e)
Net investment income                            5.87% (f)       6.29%           7.05%          6.62%           6.61% (e)
Portfolio turnover                                125%            171%            121%           252%             18%
Net assets at end of period (in millions)          $73             $79             $70            $68             $28

(a) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(b) Because of differences between book and tax basis accounting, approximately $0.095 was a return of capital for federal income tax purposes.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)      Not annualized.
(e)      Annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income and total return, as is consistent with prudent longer-term investing, by investing primarily in U.S. government securities.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund invests primarily in U.S. government securities and related when-issued commitments. U.S. government securities include: (1) U.S. treasury obligations and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities (agencies) which are supported by: (a) the full faith and credit of the U.S. government, (b) the right of the issuing agency to borrow under a line of credit with the U.S. treasury, (c) the discretionary power of the U.S. government to purchase obligations of the agency or (d) the credit of the agency. Agency securities include securities commonly referred to as mortgage-backed securities, the principal and interest on which are paid from principal and interest payments made on pools of mortgage loans. These include securities commonly referred to as "pass-throughs," "collateralized mortgage obligations" (CMOs), and "real estate mortgage investment conduits" (REMICs).

The Fund may invest in U.S. government securities on a when-issued basis. This means that the Fund will enter into a contract to purchase the underlying security for a fixed price on a date beyond the customary settlement date. No interest accrues until settlement.

While U.S. government securities are considered virtually free of default risk, their values nevertheless generally fluctuate inversely with changes in interest rates. Also, the principal on pass-through mortgage-backed securities, REMICs or CMOs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's maturity) and decrease as interest rates rise (effectively lengthening the security's maturity). Because of the prepayment feature, mortgage-backed securities may not increase in value when interest rates fall. The Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

The Fund may invest up to 35% of its total assets in: (i) REMICs, CMOs and other mortgage-backed securities not issued or guaranteed by an agency but for which the underlying mortgages are guaranteed by an agency; (ii) similar non-agency "investment-grade" mortgage-backed securities for which the underlying mortgages are not guaranteed by an agency (such as residential mortgage loans, manufactured housing loans, home equity loans or commercial loans); or (iii) "investment-grade" corporate debt securities. In determining whether a security is "investment-grade," the Fund will rely on the ratings published by Moody's Investors Services, Inc., Standard & Poor's Corporation, Fitch Investors Services, and Duff & Phelps Corporation (the "rating services"). The Fund will not purchase a security unless at the time of purchase (i) the security is rated "investment-grade" by each rating service that has assigned a rating to the security, or (ii) if a rating service has assigned the security a rating lower than " investment-grade," at least two other rating services have assigned an "investment-grade" rating. The minimum "investment-grade" ratings of the rating services are: Moody's Investors Services, Inc.: Baa3; Standard & Poor's
Corporation: BBB-; Fitch Investors Services: BBB-; Duff & Phelps Corporation:
BBB-. Certain non-agency mortgage-backed or corporate debt securities in the lowest investment grade may be considered to have

"speculative characteristics." For a description of the rating systems of the four rating services, see Part 2 of the Statement of Additional Information.

If the Fund purchases non-agency securities backed by underlying mortgages and the issuer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss.

The market values of U.S. government securities and corporate debt securities will fluctuate with changing interest rates, as will the Fund's net asset value per share. The Fund will limit its investments in corporate debt securities so that not more than 25% of its assets are invested in any one "industry."

Mortgage-Backed Securities. Mortgage-backed securities evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its Agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of which one (the Residual) is in the nature of equity The Fund will not invest in the Residual class. Principal on mortgage-backed securities, CMOs or REMICs, may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's maturity) and decrease as interest rates rise (effectively lengthening the security's maturity). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. The Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Zero Coupons. The Fund may invest in zero coupon securities (zeros) which are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security and in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from zeros and certificates on a current basis and may have to sell securities to generate cash for distributions.

When-Issued Securities. "When-issued" securities are contracts to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer's consummation of the transaction. The dealer's failure could deprive the Fund of advantageous yields. These contracts also involve the risk that the value of the underlying security may change prior to settlement. The Fund will segregate with its custodian cash or liquid securities equal in value to its obligations under the contract.

Mortgage Dollar Rolls. The Fund may also engage in so-called "mortgage dollar roll" transactions. In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver a new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Finally, the transaction costs may exceed the return earned by the Fund from the transaction.

Financial Futures; Options. For hedging purposes, the Fund may (1) buy or sell financial futures contracts (futures) and (2) purchase and write call and put options on futures and securities. A future creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument at the time and in the amount specified in the contract. Although futures call for delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (sale) of a comparable contract. If the price of the initial sale of the future exceeds (or is less than) the price of the offsetting purchase, the Fund realizes a gain (or loss). A call option represents the right, but not the obligation, to buy, and a put option represents the right, but not the obligation, to sell, a particular security or futures at a specified price during a specified period of time. The Fund may not purchase or sell futures or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on the existing futures and related options positions would exceed 5% of the market value of the Fund's total assets. Transactions in futures and related options involve the risk of (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) significant price movement in one but not the other market because of different trading hours, (3) the possible absence of a liquid secondary market at any point in time, and (4) if the Adviser's prediction on interest rates is inaccurate, the Fund may be worse off than if it had not hedged.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, treasury bills, repurchase agreements and U.S. government securities. Some or all of the Fund's assets may be invested in such investments during periods of unusual market conditions.

Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.

Other. The Fund may not always achieve its investment objective. The Fund may trade portfolio securities for short-term profits to take advantage of price differentials. These trades involve transaction costs and are limited by certain Internal Revenue Code requirements. High portfolio turnover may result in higher transaction costs and higher levels of realized capital gains. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. The Fund will notify investors in connection with any material change in the Fund's investment objective. If there is a change in the investment objective or investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in the investment objective or investment policies. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns, and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent month's distributions, annualized, by the maximum offering price of that Class at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information.

All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Colonial Investment Services, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.64% of the Fund's average daily net assets in fiscal year 1996.

Leslie W. Finnemore, Vice President of the Adviser, has managed the Fund since 1993 and has managed various other Colonial taxable fixed income funds since 1987.

The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.18% of average net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close of the New York Stock Exchange (Exchange) (normally 4:00 p.m. Eastern time) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income monthly and any net realized gain at least annually.

The Fund generally declares distributions daily. To maintain a stable distribution rate, distributions may be fixed at rates consistent with the Adviser's long-term return expectations. At times the distributions may exceed the investment income available for distributions during the year which would cause a portion of the distributions to be a "return of capital" for federal income tax purposes. A return of capital reduces the shareholder's cost basis and is akin to a partial redemption of the investment (on which a sales charge may have been paid). There is no capital gain or loss realized upon such distribution unless the cumulative return of capital exceeds the shareholder's cost basis. If distributions are taken in additional shares, a return of capital distribution will have no impact on a shareholder's overall account.

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information. Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

Because of realized and unrealized losses during recent periods, the Fund expects to have sufficient capital loss carryforwards to offset any net capital gains that the Fund realizes in the near future. If the Fund realizes and distributes to shareholders capital gains that are so offset, those distributions will be taxable to shareholders as ordinary income. If the Fund were to retain rather than distribute the gains, the gains would not be taxable to the Fund or to shareholders.

The Fund's distributions may, to the extent they consist of interest from certain U.S. government securities, be exempt from certain state and local income taxes. Annually, shareholders are informed of the distribution sources to allow shareholders to determine which, if any, qualifies for exemption.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with the financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50, and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B and Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:


                                           Initial Sales Charge
                                           --------------------
                                                            Retained by
                                                             Financial
                                                              Service
                                                              Firm as
                                        as % of                % of
                                  Amount        Offering      Offering
Amount Purchased                  Invested       Price         Price

Less than $50,000                  4.99%         4.75%         4.25%
$50,000 to less than  $100,000     4.71%         4.50%         4.00%
$100,000 to less than $250,000     3.63%         3.50%         3.00%
$250,000 to less than $500,000     2.56%         2.50%         2.00%
$500,000 to less than
  $1,000,000                       2.04%         2.00%         1.75%
$1,000,000 or more                 0.00%         0.00%         0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:


Amount Purchased                   Commission


First  $3,000,000                      1.00%
Next   $2,000,000                      0.50%
Over   $5,000,000                      0.25%(1)


(1)    Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held. If a purchase results in an account having a value from $1 million to $5 million, then the shares purchased will be subject to a 1.00% contingent deferred sales charge, payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

       Years After
          Purchase        Contingent Deferred Sales Charge


           0-1                    5.00%
           1-2                    4.00%
           2-3                    3.00%
           3-4                    3.00%
           4-5                    2.00%
           5-6                    1.00%
       More than 6                0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on.

The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted. The Distributor has voluntarily agreed to waive a portion of the distribution fee so that it will not exceed 0.60% annually. This waiver may be terminated by the Distributor at any time without shareholder approval.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.55% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.60% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first unless the shareholder instructs otherwise. See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges".

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value among shares of the same class of most Colonial funds. Shares will continue to age without regard to the exchange for purposes of conversion and in determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund in which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "round-trip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.


TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and may redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or their financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

12B-1 PLAN

Under a 12b-1 Plan, the Fund pays the Distributor monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to each Class of shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. The Distributor may terminate this waiver at any time without shareholder approval. Because the Class B and Class C shares bear the additional distribution fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1986. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     Investment Adviser
     Colonial Management Associates, Inc.
     One Financial Center
     Boston, MA  02111-2621

     Distributor
     Colonial Investment Services, Inc.
     One Financial Center
     Boston, MA 02111-2621

     Custodian
     Boston Safe Deposit and Trust Company
     One Boston Place
     Boston, MA 02108-2624

     Shareholder Services and Transfer Agent
     Colonial Investors Service Center, Inc.
     One Financial Center
     Boston, MA  02111-2621
     1-800-345-6611

     Independent Accountants
     Price Waterhouse LLP
     160 Federal Street
     Boston, MA 02110-2624

     Legal Counsel
     Ropes & Gray
     One International Place
     Boston, MA 02110-2624



Your financial service firm is:


Printed in U.S.A





February 28, 1997, Revised August 1, 1997

COLONIAL FEDERAL SECURITIES FUND

PROSPECTUS


Colonial Federal Securities Fund seeks as high a level of current income and total return, as is consistent with prudent longer-term investing, by investing primarily in U.S. government securities.

For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the February 28, 1997 Statement of Additional Information.




---------------------------- ----------------------------
      NOT FDIC-INSURED       MAY LOSE VALUE
                             NO BANK GUARANTEE

---------------------------- ----------------------------

Colonial Mutual Funds
Please send your completed application to:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722

New A, B & C Shares Account Application/Revision to Existing Account

To open a new account, complete sections 1, 2, 3, & 7.

To apply for special services for a new or existing account, complete sections 4, 5, 6, or 8 as appropriate.

___ Please check here if this is a revision.

1-----------Account ownership--------------
Please choose one of the following.

__Individual: Print your name, Social Security #, U.S. citizen status.

__Joint Tenant: Print all names, the Social Security # for the first person, and his/her U.S. citizen status.

__Uniform Gift to Minors: Names of custodian and minor, minor's Social Security
                          #, minor's U.S. citizen status.

__Corporation, Association, Partnership: Include full name, Taxpayer I.D. #.

__Trust: Name of trustee, trust title & date, and trust's Taxpayer I.D. #.

______________________________________
Name of account owner

______________________________________
Name of joint account owner

______________________________________
Street address

______________________________________
Street address

______________________________________
City, State, and Zip

______________________________________
Daytime phone number

______________________________________
Social Security  # or Taxpayer I.D. #

Are you a U.S. citizen? ___Yes    ___No

______________________________________
If no, country of permanent residence


______________________________________
Account Owner's date of birth

______________________________________
Account number (if existing account)

2 -----Colonial fund(s) you are purchasing--------
Your investment will be made in Class A shares if no class is indicated. Certificates are not available for Class B or C shares. If no distribution option is selected, distributions will be reinvested in additional fund shares. Please consult your financial adviser to determine which class of shares best suits your needs.

Fund                    Fund                    Fund

________________        ___________________     _____________________
Name of Fund            Name of Fund            Name of Fund

$_______________        $__________________     $____________________
Amount                   Amount                  Amount

Class
___ A Shares ___ B Shares (less than $250,000) ___ C Shares (less than
                          $1,000,000, available on certain funds after July 1, 1997; see prospectus)

___ D Shares (less than $500,000, available on certain funds; see prospectus)


Method of Payment Choose one

___Check payable to the Fund       ___Bank wired on   ____/____/____ (Date)
                                      Wire/Trade confirmation #_____________

Ways to receive your distributions

Choose one (If none chosen, dividends and capital gains will be reinvested) Distributions of $10.00 or less will automatically be reinvested in additional fund shares.


___Reinvest dividends and capital gains

___Dividends and capital gains in cash

___Dividends in cash; reinvest capital gains

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Colonial Cash Connection Complete Bank information in section 4B. I understand that my bank must be a member of the Automated Clearing House System.


3---Your signature & taxpayer I.D. number certification----

Each person signing on behalf of an entity represents that his/her actions are authorized. I have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I understand that this application is subject to acceptance. I understand that certain redemptions may be subject to a contingent deferred sales charge. It is agreed that the fund, all Colonial companies and their officers, directors, agents, and employees will not be liable for any loss, liability, damage, or expense for relying upon this application or any instruction believed genuine.

I certify, under penalties of perjury, that:

1.  The Social Security # or Taxpayer  I.D. # provided is correct.

You must cross out Item 2a, b or c below only if you have been notified by the Internal Revenue Service (IRS) that you are currently subject to back-up withholding because of under-reporting interest or dividends on you tax return.

2. I am not subject to back-up withholding because: (a) I am exempt from back-up withholding, or (b) I have not been notified by the IRS that I am subject to back-up withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholdings.

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

4--------Ways to withdraw from your fund-------

It may take up to 30 days to activate the following features. Complete only the sections that apply to the features you would like.

A. Systematic Withdrawal Plan (SWP)
You can receive monthly, quarterly, or semiannual checks from your account in any amount you select, with certain limitations. Your redemption checks can be sent to you at the address of record for your account, to your bank account, or to another person you choose. The value of the shares in your account must be at least $5,000 and you must reinvest all of your distributions. Checks will be processed on the 10th calendar day of the month or the preceding business day if the 10th falls on a non-business day. If you receive your SWP payment via electronic funds transfer (EFT), you may request it to be processed any day of the month. Withdrawals in excess of 12% annually of your current account value will not be accepted. Redemptions made in addition to SWP payments may be subject to a contingent deferred sales charge for Class B or C shares. Please consult your financial or tax adviser before electing this option.

Funds for withdrawal:

___________________
 Name of fund

Withdrawal amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day, if indicating EFT, month).

___________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day,if indicating EFT, month).


Payment instructions
Send the payment to (choose one):
__My address of record.
__My bank account via EFT. Please complete the Bank Information section below.
  All EFT transactions will be made two business days after the processing date. Your bank must be a member of the Automated Clearing House System.
__The payee listed at right. If more than one payee, provide the name, address, payment amount, and frequency for other payees (maximum of 5) on a separate sheet. If you are adding this service to an existing account, please sign below and have your signature(s) guaranteed.

______________________________________________
Name of payee

______________________________________________
Address of payee

______________________________________________
City

______________________________________________
State                    Zip

______________________________________________
Payee's bank account number, if applicable


B.  Telephone withdrawal pptions
All telephone transaction calls are recorded. These options are not available for retirement accounts. Please sign below and have your signature(s) guaranteed.

1.  Fast Cash
You are automatically eligible for this service. You or your financial adviser can withdraw up to $50,000 from your account and have it sent to your address of record. For your protection, this service is only available on accounts that have not had an address change within 30 days of the redemption request.

2.  Telephone Redemption
__I would like the Telephone Redemption privilege either by federal fund wire or EFT. Telephone redemptions over $500 will be sent via federal fund wire, usually on the next business day ($7.50 will be deducted). Redemptions of $500 or less will be sent by check to your designated bank.

3.  On-Demand EFT Redemption
__I would like the On-Demand EFT Redemption Privilege. Proceeds paid via EFT will be credited to your bank account two business days after the process date. You or your financial adviser may withdraw shares from your fund account by telephone and send your money to your bank account. If you are adding this service to an existing account, complete the Bank Information section below and have all shareholder signatures guaranteed.

Colonial's and the Fund's liability is limited when following telephone instructions; a shareholder may suffer a loss from an unauthorized transaction reasonably believed by Colonial to have been authorized.

Bank Information (For Sections A and B Above)
I authorize deposits to the following bank account:

____________________________________________________________
Bank name           City           Bank account number

____________________________________________________________
Bank street address State     Zip  Bank routing # (your bank
                                   can provide this)

X__________________________________
Signature of account owner(s)

X__________________________________
Signature of account owner(s)              Place signature guarantee here.

5-----Ways to make additional investments--------

These services involve continuous investments regardless of varying share prices. Please consider your ability to continue purchases through periods of price fluctuations. Dollar cost averaging does not assure a profit or protect against loss in declining markets.

A. Automatic Dividend Diversification
Please diversify my portfolio by investing distributions from one fund into another Colonial fund. These investments will be made in the same share class and without sales charges. Accounts must be identically registered. I have carefully read the prospectus for the fund(s) listed below.

____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


B. Automated Dollar Cost Averaging
This program allows you to automatically have money from any Colonial fund in which you have a balance of at least $5,000 exchanged into the same share class of up to four other identically registered Colonial accounts, on a monthly basis. The minimum amount for each exchange is $100. Please complete the section below.

____________________________________
Fund from which shares will be sold

$_________________________
 Amount to redeem monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly


C. Fundamatic/On-Demand EFT Purchase
Fundamatic automatically transfers the specified amount from your bank checking account to your Colonial fund account on a regular basis. The On-Demand EFT Purchase program moves money from your bank checking account to your Colonial fund account by electronic funds transfer based on your telephone request. You will receive the applicable price two business days after the receipt of your request. Your bank needs to be a member of the Automated Clearing House System. Please attach a blank check marked "VOID." (Deposit slips are not a substitution). Also, complete the section below. Please allow 3 weeks for Colonial to establish these services with your bank.

____________________________________
Fund name

_________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start


___________________________________
Fund name

________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start

__On-Demand Purchase (will be automatically established if you choose
  Fundamatic)
__Fundamatic Frequency
__Monthly or   __Quarterly

Check one:

__EFT- Choose any day of the month_____________________
__Paper Draft-Choose either the:
__5th day of the month
__20th day of the month

Authorization to honor checks drawn by Colonial Investors Service Center, Inc. Do Not Detach. Make sure all depositors on the bank account sign to the far right. Please attach a blank check marked "VOID" here. (Deposit slips are not a substitution). See reverse for bank instructions.

I authorize Colonial to draw on my bank account, by check or electronic funds transfer, for an investment in a Colonial fund. Colonial and my bank are not liable for any loss arising from delays or dishonored draws. If a draw is not honored, I understand that notice may not be given and Colonial may reverse the purchase and charge my account $15.

______________________________________
Bank name

______________________________________
Bank street address

______________________________________
Bank street address

______________________________________
City            State          Zip

______________________________________
Bank account number

______________________________________
Bank routing #

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

6------------Ways to reduce your sales charges------------
These services can help you reduce your sales charge while increasing your share balance over the long term.

A. Right of Accumulation
If you, your spouse or your children own any other shares in other
Colonial funds, you may be eligible for a reduced sales charge. The combined value of your accounts must be $50,000 or more. Class A shares of money market funds are not eligible unless purchased by exchange from another Colonial fund.

The sales charge for your purchase will be based on the sum of the purchase(s) added to the value of all shares in other Colonial funds at the previous day's public offering price.

__Please link the accounts listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

_____________________________________
Name on account

_____________________________________
Account number

_____________________________________
Name on account

_____________________________________
Account number

B. Statement of Intent
If you agree in advance to invest at least $50,000 within 13 months, you'll pay a lower sales charge on every dollar you invest. If you sign a Statement of Intent within 90 days after you establish your account, you can receive a retroactive discount on prior investments. The amount required to receive a discount varies by fund; see the sales charge table in the "How to Buy Shares" section of your fund prospectus.

__I want to reduce my sales charge.
I agree to invest $ _______________ over a 13-month period starting ______/______/ 19______ (not more than 90 days prior to this application). I understand an additional sales charge must be paid if I do not complete this Statement of Intent.

7-------------Financial service firm---------------------
To be completed by a Representative of your financial service firm.

This application is submitted in accordance with our selling agreement with Colonial Investment Services, Inc. (CISI), the Fund's prospectus, and this application. We will notify CISI, Inc., of any purchase made under a Statement of Intent, Right of Accumulation, or Sponsored Arrangement. We guarantee the signatures on this application and the legal capacity of the signers.

_____________________________________
Representative's name

_____________________________________
Representative's number

_____________________________________
Representative's phone number

_____________________________________
Account # for client at financial
 service firm

_____________________________________
Branch office address

_____________________________________
City

_____________________________________
State               Zip

_____________________________________
Branch office number

_____________________________________
Name of financial service firm

_____________________________________
Main office address

_____________________________________
Main office address

_____________________________________
City

_____________________________________
State               Zip


X____________________________________
 Authorized signature

8----------Request for a combined quarterly statement mailing----------- Colonial can mail all of your quarterly statements in one envelope. This option simplifies your record keeping and helps reduce fund expenses.

__I want to receive a combined quarterly mailing for all my accounts. Please indicate account numbers or tax I.D. numbers of accounts to be linked.

________________________________________________________________________

Fundamatic (See reverse side)
Applications must be received before the start date for processing.

This program's deposit privilege can be revoked by Colonial without prior notice if any check is not paid upon presentation. Colonial has no obligation to notify the shareholder of non-payment of any draw. This program may be discontinued by Colonial by written notice at least 30 business days prior to the due date of any draw or by the shareholder at any time.

To the Bank Named on the Reverse Side:

Your depositor has authorized Colonial Investors Service Center, Inc. to collect amounts due under an investment program from his/her personal checking account. When you pay and charge the draws to the account of your depositor executing the authorization payable to the order of Colonial Investors
Service Center, Inc., Colonial Investment Services, Inc., hereby indemnifies and holds you harmless from any loss (including reasonable expenses) you may suffer from honoring such draw, except any losses due to your payment of any draw against insufficient funds.

SH-823D-0697


                      COLONIAL FEDERAL SECURITIES FUND
                Supplement to Statement of Additional Information
                             dated February 28, 1997



The first and fourth paragraphs under the sub-caption 12b-1 Plans, CDSC and Conversion of Shares are revised in their entirety, as follows:

The Fund offers three classes of shares - Class A, Class B and Class C. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act for Class A, Class B and Class C shares. Under the Plan, the Fund pays CISI monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributable to shares of each Class. The Fund also pays CISI monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributable to its Class B and Class C shares. CISI has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. CISI may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of CISI's expenses, CISI may realize a profit from the fees. The Plan authorizes any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years of purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.


FS-16/939D-0797                                                 August 1, 1997